COMMUNITY CAPITAL TRUST
The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)

Institutional Shares (CRANX)

Supplement dated February 28, 2019
to the
Summary Prospectus
dated October 1, 2018

Change in Transfer Agent

Effective March 4, 2019, Atlantic Shareholder Services, LLC replaced SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (“SEI”), as the transfer agent and dividend disbursing agent to the Fund (“Transfer Agent”).

Effective March 4, 2019, the section entitled “FUND SUMMARY – PURCHASE AND SALE OF FUND SHARES” on page 6 of the Summary Prospectus is superseded and replaced with the following:

PURCHASE AND SALE OF FUND SHARES

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, and (3) directors, officers and employees of the Advisor. Institutional Shares of the Fund are not an appropriate investment for financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them but may be appropriate for investors seeking exposure to Impact Themes or specific geographic region(s).

If you are considering investing in Institutional Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders.

The minimum initial investment for Institutional Shares is $100,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Institutional Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to The CRA Qualified Investment Fund, P.O. Box 588, Portland, ME 04112.

Please keep this Summary Prospectus Supplement with your records.